UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
July 1, 2020
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-01405	DELMARVA POWER & LIGHT COMPANY	51-0084283
(a Delaware and Virginia corporation) 500 North Wakefield Drive Newark, Delaware 19702 (202) 872-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant's Business and Operations
Item 1.01. Entry into a Material Definitive Agreement

On July 1, 2020, Delmarva Power & Light Company (DPL) completed a tax-exempt bond financing in which The Delaware Economic Development Authority (the Authority) issued and sold $78,400,000 in aggregate principal amount of Gas Facilities Refunding Revenue Bonds (Delmarva Power & Light Company Project) 2020 Series A (Non-AMT) (the Bonds). See Item 2.03 below for a description of the Bonds and related agreements.

Section 2 - Financial Information
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On July 1, 2020, DPL completed a tax-exempt bond financing in which the Authority issued and sold $78,400,000 in aggregate principal amount of the Bonds. The Bonds were issued under a Trust Indenture, dated as of July 1, 2020, between the Authority and the Bank of New York Mellon (the Trustee). The Bonds carry an interest rate of 1.050% per annum for an initial term rate period commencing on July 1, 2020 and expiring on July 1, 2025. The Bonds will mature on January 1, 2031. The proceeds from the sale were loaned to DPL by the Authority pursuant to a Gas Facilities Loan Agreement, dated as of July 1, 2020, between the Authority and DPL (the Loan Agreement). Pursuant to the Loan Agreement, DPL is required to make loan repayments to the Trustee, as assignee of the Authority, on terms substantially identical to the payment terms of the Bonds. DPL intends to use the proceeds of the Loan Agreement to effect the refunding of the outstanding $78,400,000 in aggregate principal amount of the Authority’s Gas Facilities Refunding Revenue Bonds (Delmarva Power & Light Company Project), Series 2010 (Non-AMT). A copy of the Loan Agreement is filed herewith as Exhibit 4.1 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
4.1	Gas Facilities Loan Agreement, dated as of July 1, 2020, between The Delaware Economic Development Authority and DPL.
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

* * * * *

This Current Report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by DPL include those discussed herein as well as the items discussed in (1) DPL’s 2019 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 18, Commitments and Contingencies; (2) DPL’s First Quarter 2020 Quarterly Reports on Form 10-Q in (a) Part II, ITEM 1A. Risk Factors; (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operation and (c) Part I, ITEM 1. Financial Statements: Note 14, Commitments and Contingencies; and (3) other factors discussed in filings with the Securities and Exchange Commission by DPL.

Investors are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. DPL undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELMARVA POWER & LIGHT COMPANY

/s/ Phillip S. Barnett
Phillip S. Barnett
Senior Vice President, Chief Financial Officer and Treasurer
Delmarva Power & Light Company
July 1, 2020

EXHIBIT INDEX

Exhibit No.	Description
4.1	Gas Facilities Loan Agreement, dated as of July 1, 2020, between The Delaware Economic Development Authority and DPL.
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.